UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 16, 2010

Grubb & Ellis Healthcare REIT II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-158111 (1933 Act)	26-4008719
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Ave., Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(714) 667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 18, 2010, Grubb & Ellis Equity Advisors, LLC, or Grubb & Ellis Equity Advisors, the managing member of Grubb & Ellis Healthcare REIT II Advisor, LLC, or our advisor, entered into an agreement for purchase and sale of real property, or the Purchase Agreement, with CLC RE, LLC and Alembarle Health Investors, LLC, both of which are unaffiliated third parties and are collectively referred to as the Seller, for the purchase of seven real properties, or the Virginia SNF Portfolio, for an aggregate purchase price of $45,000,000, plus closing costs. The Virginia SNF Portfolio consists of seven separate skilled nursing facilities: The Laurels of Charlottesville located in Charlottesville, Virginia, or the Charlottesville property, Bland Nursing & Rehabilitation Center located in Bastian, Virginia, or the Bastian property, Maple Grove Health Care Center located in Lebanon Virginia, or the Lebanon property, The Brian Center of Fincastle located in Fincastle, Virginia, or the Fincastle property, The Brian Center of Low Moor located in Low Moor, Virginia, or the Low Moor property, The Laurels of Willow Creek located in Midlothian Virginia, or the Midlothian property, and The Springs Nursing Facility located in Hot Springs, Virginia, or the Hot Springs property.

The material terms of the Purchase Agreement provided for: (i) Grubb & Ellis Equity Advisors’ initial deposit of $1,000,000, which was due within three business days after the effective date of the Purchase Agreement and was released from escrow to the Seller at the expiration of the due diligence period; provided however, that Seller guaranteed repayment of the initial deposit if Grubb & Ellis Equity Advisors terminated the Purchase Agreement under certain circumstances as provided for in the Purchase Agreement. If Grubb & Ellis Equity Advisors did not terminate the Purchase Agreement during the due diligence period, an additional deposit of $500,000 was due within three business days after the end of the due diligence period, and was non-refundable after the end of the due diligence period, except in limited circumstances. A final deposit of $250,000 was due and non-refundable after the end of the due diligence period, except in limited circumstances, if Grubb & Ellis Equity Advisors exercised its extension option pursuant to the terms of the Purchase Agreement; (ii) a due diligence period commencing on the effective date of the Purchase Agreement and expiring on July 21, 2010; and (iii) a closing date that was targeted for July 31, 2010. The Purchase Agreement also contained additional covenants, representations and warranties that are customary of real estate purchase and sale agreements. For purposes of determining closing-related charges that are calculated based upon the consideration paid for an individual property, the purchase price of the Virginia SNF Portfolio was allocated amongst the seven properties as follows: (a) $9,000,000 for the Charlottesville property; (b) $2,900,000 for the Bastian property; (c) $4,500,000 for the Lebanon property; (d) $4,000,000 for the Fincastle property; (e) $9,000,000 for the Low Moor property; (f) $12,900,000 for the Midlothian property; and (g) $2,700,000 for the Hot Springs property.

On July 21, 2010, Grubb & Ellis Equity Advisors entered into a first amendment to the Purchase Agreement, or the First Amendment, with the Seller. The material terms of the First Amendment provided for an extension of the due diligence period to July 28, 2010 and an extension of the closing date to August 20, 2010, which we subsequently extended for an additional 30 day period when we exercised our extension option pursuant to the Purchase Agreement.

On July 28, 2010, Grubb & Ellis Equity Advisors entered into a second amendment to the Purchase Agreement, or the Second Amendment, with the Seller. The material terms of the Second Amendment provided for: (i) an acknowledgement from the Seller that Grubb & Ellis Equity Advisors identified repairs required to be performed by the Seller in connection with the Bastian property and that such repairs were to be performed by the Seller at the direction of Grubb & Ellis Equity Advisors, at the sole cost of the Seller in amount not to exceed $125,000. If such repairs were not completed by the Seller prior to the closing date then a sum of 125% of the estimated costs of completed repairs, up to $125,000, would be place in escrow by the Seller for the benefit of Grubb & Ellis Equity Advisors; and (ii) a reaffirmation by the Seller of the obligations of each guarantor in connection with a lease for the Midlothian property.

On August 27, 2010, Grubb & Ellis Equity Advisors entered into a third amendment to the Purchase Agreement, or the Third Amendment, with the Seller. The material terms of the Third Amendment provided for a reallocation of the purchase prices of the seven properties of the Virginia SNF Portfolio as follows: (i) $6,700,000 for the Fincastle and Hot Springs properties; and (ii) $38,300,000 for the Charlottesville, Bastian, Lebanon, Midlothian, and Low Moor properties.

On September 16, 2010, Grubb & Ellis Equity Advisors executed seven separate assignment and assumption agreements of the Purchase Agreement, as amended, or the Virginia SNF Portfolio Assignments, to assign its rights, title and interest as the buyer in the Purchase Agreement, as amended, to seven entities, or the Virginia SNF Entities, each of which is a subsidiary of G&E HC REIT II Virginia SNF Portfolio, LLC, our wholly owned subsidiary. The Purchase Agreement of the Virginia SNF Portfolio with respect to each individual property acquisition was assigned to the Virginia SNF Entities as follows: (i) to G&E HC REIT II Charlottesville SNF, LLC in connection our purchase of the Charlottesville property; (ii) to G&E HC REIT II Bastian SNF, LLC in connection our purchase of the Bastian property; (iii) to G&E HC REIT II Lebanon SNF, LLC in connection our purchase of the Lebanon property; (iv) to G&E HC REIT II Midlothian SNF, LLC in connection our purchase of the Midlothian property; (v) to G&E HC REIT II Low Moor SNF, LLC in connection our purchase of the Low Moor property; (vi) to G&E HC REIT II Fincastle SNF, LLC in connection our purchase of the Fincastle property; and (vii) to G&E HC REIT II Hot Springs SNF, LLC in connection our purchase of the Hot Springs property.

Also on September 16, 2010, we, through the Virginia SNF Entities, acquired the Virginia SNF Portfolio, from the Seller for a purchase price of $45,000,000, plus closing costs. We financed the purchase price of the Virginia SNF Portfolio using $26,810,000 in borrowings under a loan agreement with KeyBank National Association, or KeyBank, as discussed below, $12,900,000 in borrowings from our line of credit with Bank of America, N.A, cash on hand and proceeds from our offering. In connection with the acquisition, we paid an acquisition fee of approximately $1,238,000, or 2.75% of the purchase price, to Grubb & Ellis Equity Advisors.

The material terms of the Purchase Agreement, the First Amendment, the Second Amendment, the Third Amendment and Form of the Virginia SNF Portfolio Assignments are qualified in their entirety by the agreements attached as Exhibits 10.1 through 10.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 16, 2010, we and G&E HC REIT II Charlottesville SNF, LLC, G&E HC REIT II Bastian SNF, LLC, G&E HC REIT II Lebanon SNF, LLC, &E HC REIT II Midlothian SNF, LLC, and G&E HC REIT II Low Moor SNF, LLC, or the Borrowing Virginia SNF Entities, entered into a bridge loan agreement with KeyBank, or the KeyBank Loan Agreement, to obtain a loan in the principal amount of $26,810,000, or the KeyBank Loan. The KeyBank Loan is evidenced by a promissory note in the principal amount of $26,810,000, a loan agreement, an environmental indemnity agreement, and is secured by five separate deeds of trust and assignments of rents and leases. The proceeds of the KeyBank Loan were used to finance the purchase of the Charlottesville, Bastian, Lebanon, Midlothian and Low Moor properties, which are five of the seven properties comprising the Virginia SNF Portfolio, or the Borrowing Virginia SNF properties. The initial term of the Loan Agreement is 18 months from the closing date, maturing on March 17, 2012, or until such time that we are able to pay in full the KeyBank Loan by obtaining a Federal Housing Association Mortgage loan, or HUD Loan. This initial term may be extended by one six month period subject to satisfaction of certain conditions, including payment of an extension fee. The loan may be prepaid in whole or in part subject to all interest being paid thereon through the prepayment date and a payment to KeyBank in an amount equal to all breakages costs as defined in the KeyBank Loan Agreement, and other fees incurred by KeyBank as a result of the prepayment.

The material terms of the KeyBank Loan Agreement provide for: (i) an interest rate during the initial and the extended term of the KeyBank Loan Agreement equal to either: (a) a one month London Interbank Offered Rate, or LIBOR, plus 4.00% per annum, subject to a minimum LIBOR floor of 1.50% per annum; or if the daily floating LIBOR rate is not available then (b) a rate per annum equal to the sum of 4.00% per annum plus the greater of the rate published by KeyBank or the per annum rate equal to one-half of 1.00% in excess of the rate published by the Federal Reserve Bank of Cleveland on such day; (ii) a default interest rate equal to a one month LIBOR rate plus 3.00% per annum; provided however, such rate does not exceed the maximum rate permitted under the law; (iii) a late charge fee equal to the greater of 4.0% of the amount of such payment or $25.00 for any amounts due under the KeyBank Loan Agreement that remain unpaid more than five days after the due date for said amount, whereby such late charge shall be in addition to all of KeyBank’s rights under the KeyBank Loan Agreement, including the right to accelerate the payment on any unpaid principal amount and interest thereon and the right to seek foreclosure on the Borrowing Virginia SNF properties; and (iv) a principal repayment requirement if the outstanding principal balance of the loan is equal to or greater than 70% of the aggregate appraised value of the Borrowing Virginia SNF properties or the principal balance exceeds the maximum aggregate loan amount for the proposed HUD Loan.

The KeyBank Loan Agreement contains various affirmative and negative covenants that are customary for loan agreements and transactions of this type, including limitations on the incurrence of debt by the Borrowing Virginia SNF Entities. The KeyBank Loan Agreement also imposes the following financial covenants, as specifically defined therein, on us and the Borrowing Virginia SNF Entities, as applicable, including: (a) a maximum total leverage ratio; (b) a maximum debt service coverage ratio; and (c) a minimum consolidated adjusted net worth covenant. In addition, the KeyBank Loan Agreement includes events of default that are customary for loan agreements of this type. The proceeds of the KeyBank Loan were allocated to the Borrowing Virginia SNF properties as follows: (i) $8,400,000 to the Charlottesville property; (ii) $9,030,000 to the Midlothian property; (iii) $2,030,000 to the Bastian property; (iv) $3,150,000 to the Lebanon property; and (v) $4,200,000 to the Low Moor property.

The material terms of the promissory note, loan agreement, environmental indemnity agreement, the form of assignment of leases and rents and the form of deeds of trust, are qualified in their entirety by the agreements attached as Exhibits 10.6 through 10.10, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 20, 2010, we issued a press release announcing the acquisition of the Virginia SNF Portfolio. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(d) Exhibits.

10.1 Purchase and Sale Agreement by and between Grubb & Ellis Equity Advisors, LLC, CLC RE, LLC, Alembarle Health Investors, LLC, James R. Smith and James R. Pietrzak, dated June 28, 2010

10.2 First Amendment to Purchase and Sale Agreement by and between Grubb & Ellis Equity Advisors, LLC, CLC RE, LLC, Alembarle Health Investors, LLC, James R. Smith and James R. Pietrzak, dated July 21, 2010

10.3 Second Amendment to Purchase and Sale Agreement by and between Grubb & Ellis Equity Advisors, LLC, CLC RE, LLC, Alembarle Health Investors, LLC, James R. Smith and James R. Pietrzak, dated July 28, 2010

10.4 Third Amendment to Purchase and Sale Agreement by and between Grubb & Ellis Equity Advisors, LLC, CLC RE, LLC, Alembarle Health Investors, LLC, James R. Smith and James R. Pietrzak, dated August 27, 2010

10.5 Form of Assignment and Assumption of Purchase Agreement by and between Grubb & Ellis Equity Advisors, LLC and G&E HC REIT II Bastian SNF, LLC, dated September 16, 2010

10.6 Promissory Note by and between Grubb & Ellis Healthcare REIT II, Inc., G&E HC REIT II Charlottesville SNF, LLC, G&E HC REIT II Bastian SNF, LLC, G&E HC REIT II Lebanon SNF, LLC, G&E HC REIT II Midlothian SNF, LLC, G&E HC REIT II Low Moor SNF, LLC, G&E HC REIT II Fincastle SNF, LLC, G&E HC REIT II Hot Springs SNF, LLC and KeyBank National Association, dated September 16, 2010

10.7 Loan Agreement by and between Grubb & Ellis Healthcare REIT II, Inc., G&E HC REIT II Charlottesville SNF, LLC, G&E HC REIT II Bastian SNF, LLC, G&E HC REIT II Lebanon SNF, LLC, G&E HC REIT II Midlothian SNF, LLC, G&E HC REIT II Low Moor SNF, LLC, G&E HC REIT II Fincastle SNF, LLC, G&E HC REIT II Hot Springs SNF, LLC and KeyBank National Association, dated September 16, 2010

10.8 Environmental and Hazardous Substances Indemnity Agreement by and between Grubb & Ellis Healthcare REIT II, Inc., G&E HC REIT II Charlottesville SNF, LLC, G&E HC REIT II Bastian SNF, LLC, G&E HC REIT II Lebanon SNF, LLC, G&E HC REIT II Midlothian SNF, LLC, G&E HC REIT II Low Moor SNF, LLC, G&E HC REIT II Fincastle SNF, LLC, G&E HC REIT II Hot Springs SNF, LLC and KeyBank National Association, dated September 16, 2010

10.9 Form of Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by G&E HC REIT II Bastian SNF, LLC in favor of KeyBank National Association, dated September 16, 2010

10.10 Form of Assignment of Rents and Leases by and between G&E HC REIT II Bastian SNF, LLC and KeyBank National Association, dated September 16, 2010

99.1 Grubb & Ellis Healthcare REIT II, Inc. Press Release, dated September 20, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT II, Inc.

September 20, 2010	By:	/s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Purchase and Sale Agreement by and between Grubb & Ellis Equity Advisors, LLC, CLC RE, LLC, Alembarle Health Investors, LLC, James R. Smith and James R. Pietrzak, dated June 28, 2010
10.2	First Amendment to Purchase and Sale Agreement by and between Grubb & Ellis Equity Advisors, LLC, CLC RE, LLC, Alembarle Health Investors, LLC, James R. Smith and James R. Pietrzak, dated July 21, 2010
10.3	Second Amendment to Purchase and Sale Agreement by and between Grubb & Ellis Equity Advisors, LLC, CLC RE, LLC, Alembarle Health Investors, LLC, James R. Smith and James R. Pietrzak, dated July 28, 2010
10.4	Third Amendment to Purchase and Sale Agreement by and between Grubb & Ellis Equity Advisors, LLC, CLC RE, LLC, Alembarle Health Investors, LLC, James R. Smith and James R. Pietrzak, dated August 27, 2010
10.5	Form of Assignment and Assumption of Purchase Agreement by and between Grubb & Ellis Equity Advisors, LLC and G&E HC REIT II Bastian SNF, LLC, dated September 16, 2010
10.6	Promissory Note by and between Grubb & Ellis Healthcare REIT II, Inc., G&E HC REIT II Charlottesville SNF, LLC, G&E HC REIT II Bastian SNF, LLC, G&E HC REIT II Lebanon SNF, LLC, G&E HC REIT II Midlothian SNF, LLC, G&E HC REIT II Low Moor SNF, LLC, G&E HC REIT II Fincastle SNF, LLC, G&E HC REIT II Hot Springs SNF, LLC and KeyBank National Association, dated September 16, 2010
10.7	Loan Agreement by and between Grubb & Ellis Healthcare REIT II, Inc., G&E HC REIT II Charlottesville SNF, LLC, G&E HC REIT II Bastian SNF, LLC, G&E HC REIT II Lebanon SNF, LLC, G&E HC REIT II Midlothian SNF, LLC, G&E HC REIT II Low Moor SNF, LLC, G&E HC REIT II Fincastle SNF, LLC, G&E HC REIT II Hot Springs SNF, LLC and KeyBank National Association, dated September 16, 2010
10.8	Environmental and Hazardous Substances Indemnity Agreement by and between Grubb & Ellis Healthcare REIT II, Inc., G&E HC REIT II Charlottesville SNF, LLC, G&E HC REIT II Bastian SNF, LLC, G&E HC REIT II Lebanon SNF, LLC, G&E HC REIT II Midlothian SNF, LLC, G&E HC REIT II Low Moor SNF, LLC, G&E HC REIT II Fincastle SNF, LLC, G&E HC REIT II Hot Springs SNF, LLC and KeyBank National Association, dated September 16, 2010
10.9	Form of Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by G&E HC REIT II Bastian SNF, LLC in favor of KeyBank National Association, dated September 16, 2010
10.10	Form of Assignment of Rents and Leases by and between G&E HC REIT II Bastian SNF, LLC and KeyBank National Association, dated September 16, 2010
99.1	Grubb & Ellis Healthcare REIT II, Inc. Press Release, dated September 20, 2010